December 19, 2002

                        DREYFUS VARIABLE INVESTMENT FUND
                            --QUALITY BOND PORTFOLIO

                   Supplement to Prospectus dated May 1, 2002



     At a special meeting of shareholders held on December 18, 2002, portfolio shareholders approved changing the portfolio's investment objective effective January 20, 2003. Accordingly, as of January 20, 2003, the following information supplements and supersedes any contrary information contained in the section of the portfolio's prospectus entitled "Goal/Approach."

     The portfolio seeks to maximize total return, consisting of capital appreciation and current income.

                                          * * * *

     At such special meeting of shareholders, portfolio shareholders also approved certain changes to the portfolio's investment restrictions to permit the portfolio to engage in futures and options transactions.
                                                               December 19, 2002

                    DREYFUS VARIABLE INVESTMENT FUND
                         Appreciation Portfolio
                         Quality Bond Portfolio
                          Small Cap Portfolio
                        Special Value Portfolio

           Supplement to Statement of Additional Information
                           dated May 1, 2002



      At a special meeting of shareholders held on December 18, 2002, shareholders of the Appreciation Portfolio, Quality Bond Portfolio, Small Cap Portfolio and Special Value Portfolio approved certain changes to investment restrictions to permit the Portfolios to engage in various additional investment techniques to the extent described below. Accordingly, the following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information with respect to such Portfolios.

Investment Techniques

      Lending Portfolio Securities--The Appreciation Portfolio, Quality Bond Portfolio, Small Cap Portfolio and Special Value Portfolio each may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Portfolio's total assets (including the value of all assets received as collateral for the loan).

      Derivatives--The Quality Bond Portfolio may engage in options, futures and options on futures (including those relating to securities, indices, and interest rates).

Investment Restrictions

      With respect to the Appreciation Portfolio, Quality Bond
Portfolio, Small Cap Portfolio and Special Value Portfolio, Investment Restriction No. 7 now reads as follows:

            The Portfolio may not:

            7. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Portfolio's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Portfolio. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

                             * * * *

      With respect to the Quality Bond Portfolio, Investment Restriction Nos. 1, 2, 5, 6 and 15 now read as follows:

            The Portfolio may not:

            1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

            2. Sell securities short or purchase securities on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

            5. Purchase or sell real estate or real estate investment trust securities, but the Portfolio may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate, and the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            6. Invest in commodities, except that the Portfolio may invest in futures contracts, including those related to indices, and options on futures contracts or indices, and commodities underlying or related to any such futures contracts as well as invest in forward contracts and currency options.

            15. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The Portfolio's entry into collateral arrangements with respect to options, currency options, futures contracts, including those related to indices, and options on futures contracts or indices and arrangements with respect to initial or variation margin for futures contracts or options will not be deemed to be pledges of the Portfolio's assets.